D A T A A S O F J U N E 3 0 , 2 0 1 6 U N L E S S O T H E R W I S E N O T E D 2016 SECOND QUARTER RESULTS NASDAQ: FULT

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2016 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

SECOND QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.23 in 2Q16, 4.5% increase from 1Q16 and 9.5% increase from 2Q15 Pre-Provision Net Revenue: $53.3 million, 4.9% increase from 1Q16 and 9.7% increase from 2Q15 Linked Quarter Loan and Core Deposit Growth: 0.8% increase in average loans, while average core deposits increased 1.6% Net Interest Income & Margin: Net interest income was flat, reflecting a 3 basis point decrease in net interest margin, offset by the impact of loan growth Non-Interest Income(1) & Non-Interest Expense: 9.2% increase in non-interest income and a 1.0% increase in non-interest expense Asset Quality: $981,000 increase in provision for credit losses with improvement in all credit metrics. Annualized net charge-off rate decreased from 20 basis points to 10 basis points. Year-over-Year Loan and Core Deposit Growth: 5.9% increase in average loans and 10.2% increase in average core deposits Net Interest Income & Margin: 4.9% increase in net interest income and net interest margin unchanged Non-Interest Income(1) & Non-Interest Expense: 4.5% increase in non-interest income and a 2.8% increase in non-interest expense Asset Quality: $311,000 increase in provision for credit losses. Improvement in all credit metrics. 3 (1) Excluding securities gains.

INCOME STATEMENT SUMMARY  Net Income of $39.8 million; a 3.9% increase from 1Q16 and an 8.4% increase from 2Q15. Earnings per share increased 4.5% from 1Q16 and 9.5% from 2Q15.  Net Interest Income  From 1Q16: Flat, reflecting a 3 bp decrease in net interest margin (NIM), offset by the impact of a 0.7% increase in average earning assets  From 2Q15: Increase of 4.9% due to a 5.3% increase in average earning assets  Loan Loss Provision $2.5 million provision in 2Q16; Asset quality metrics continue to improve  Non-Interest Income  From 1Q16 : Increase of 9.2% driven by increases in commercial loan interest rate swap fees, merchant fees, life insurance income, debit card fees, and gains on sales of SBA loans  From 2Q15 : Increase of 4.5% due to increased commercial loan interest rate swap fees, other service charges, and gains on sales of SBA loans, partially offset by decrease in mortgage banking income  Non-Interest Expenses  From 1Q16: Increase of 1.0% due to higher professional fees and salaries and benefits, partially offset by net decreases in outside services, equipment and occupancy expenses  From 2Q15: Increase of 2.8% due mainly to higher salaries and benefits, professional fees, data processing and software, partially offset by a decrease in expenses for outside services 4 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 2Q16 1Q16 2Q15 Net Interest Income 128,916$ (138)$ 5,996$ Provision for Credit Losses 2,511 981 311 Non-interest Income 46,061 3,871 1,987 Securities Gains 76 (871) (2,339) Non-interest Expense 121,637 1,224 3,283 Income before Income Taxes 50,905 657 2,050 Income Taxes 11,155 (836) (1,020) Net Income 39,750$ 1,493$ 3,070$ Earnings Per Share (Diluted) 0.23$ 0.01$ 0.02$ ROA (1) 0.88% 0.02% 0.02% ROE (tangible) (2) 10.26% 0.19% 0.43% Efficiency rati (2) 67.6% (0.7%) (1.4%) (dollars in thousands, except per-share data) Change from

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $122.9 $125.7 $127.8 $129.1 $128.9 3.20% 3.18% 3.19% 3.23% 3.20% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $2.9 $2.8 $2.8 $2.8 $13.2 $13.4 $13.7 $13.9 $14.0 3.74% 3.68% 3.67% 3.72% 3.69% 0.00% 2.00% 4.00% $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Securities & Other Loans Earni ng Asse t Y ield (FT E) $13.5 $13.9 $14.2 $14.2 $14.4 $1.4 $1.3 $1.2 $1.4 $1.4 0.77% 0.72% 0.69% 0.70% 0.70% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $3.0 $6.0 $9.0 $12.0 $15. Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Deposits Borrow ings Cost of Intere st-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 5

ASSET QUALITY ($ IN MILLIONS) 6 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 113.34% 116.81% 118.37% 121.05% 129.26% 1.28% 1.25% 1.24% 1.20% 1.17% 0.00% 1.00% 2.00% 3.00% 0.00% 25.00% 50.00% 75.00% 100.00% 125.00% 150.00% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $12.4 $1.1 $0.7 $6.9 $3.5 0.38% 0.03% 0.02% 0.20% 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q2 2015 Q3 2015 Q4 2015 1 6 2 2016 NCOs NCOs/Average Loans $2.2 $1.0 $2.8 $1.5 $2.5 $- $2.0 $4.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 $149.5 $145.0 $144.8 $137.2 $127.7 1.13% 1.07% 1.05% 0.99% 0.90% 0.00% 0.50% 1.00 1.50% 2.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 NPL NPLs/Loans

NON-INTEREST INCOME ($ IN MILLIONS) Non-interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $44.1 $43.0 $45.1 $42.2 $46.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Mortgage Banking Income & Spreads Other Non-interest Income 1.62% 1.17% 1.60% 1.28% 1.71% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016(2) Gains on Sales Servicing Income Spread on Sales (1) $5.3 $3.9 $4.3 $4.0 $3.9 $- $5.0 $10.0 $15.0 $20.0 $25. $30.0 $35.0 $40.0 $45.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $38.7 $39.2 $40.7 $38.2 $42.2 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 million Mortgage Servicing Right (MSR) impairment charge in Q2 2016. 7 Includes $1.7 MSR impairment charge

NON-INTEREST EXPENSES ($ IN MILLIONS) Non-interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $118.4 $119.3 $118.4 $120.4 $121.6 68.9% 68.8% 66.6% 68.3% 67.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Salaries and Employee Benefits & Staffing Other Non-interest Expenses 3,474 3,485 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Total Salaries Employee Benefits Average Full-time Equivalent Employees $65.1 $65.3 $65.5 $69.4 $70.0 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Occp & Equip Data Processing & Software Outside Srvs Other $53.3 $54.0 $52.9 $51.0 $51.6 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 8

$1.8 $2.1 $3.2 $4.3 $2.2 $4.6 $1.4 $8.2 $4.5 $2.1 $0.4 $1.4 $0.2 13 26 30 45 47 51 0 10 20 30 40 50 60 $- $3.0 $6.0 $9.0 $12.0 2011 2012 2013 2014 2015 YTD 6/2016 Salaries & Benefits Expense Outside Consulting Services(1) Temporary Employee Expense Staffing $0.8$0.1 COMPLIANCE & RISK MANAGEMENT (1) Represents third-party consulting and legal services directly related to BSA/AML compliance program. To tal E xp e n se s, in m ill io n s • Strengthening Risk Management and Compliance infrastructures • Address deficiencies within BSA/AML compliance • BSA/AML enforcement actions at the Corporation and banking subsidiaries • Significant investments in personnel, outside services and systems BSA/AML Compliance Program Expenses and Staffing To tal N u m b e r o f Em p lo ye e s at Pe rio d En d 9

PROFITABILITY & CAPITAL 10 ROA(1) ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 9.83% 9.11% 10.16% 10.07% 10.26% 0.00% 4.00% 8.00% 12.00% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 0.86% 0.78% 0.86% 0.86% 0.88% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.9% 8.6% 8.7% 8.8% 8.8% 0.0% 4. 8. 12.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 $0.21 $0.20 $0.22 $0.22 $0.23 $- $0.05 $0.10 $0.15 $0.20 $0.25 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

2016 OUTLOOK The following outlook remains unchanged from prior quarter: • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): Mid- to high-single digit growth rate • Non-Interest Expense (Excluding Loss on Redemption of TruPS): Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders The following outlook has been updated: • Net Interest Margin  Original: Stable on an annual basis, with modest volatility (+/- 0 to 3 basis points) on a quarterly basis  Updated: Absent any further rate increases, expect low-single digit quarterly compression 11

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

__Note__: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

	Three Months Ended				
	Jun 30 2015	Sep 30 2015	Dec 31 2015	Mar 31 2016	Jun 30 2016
Efficiency ratio	(dollars in thousands)				
Non-interest expense	$ 118,354	$ 124,889	$ 118,439	$ 120,413	$ 121,637
Less: Intangible amortization	(106)	(5)	(6)	-	-
Less: Loss on redemption of TruPS	-	(5,626)	-	-	-
Numerator	$ 118,248	$ 119,258	$ 118,433	$ 120,413	$ 121,637
Net interest income (fully taxable equivalent)	$ 127,445	$ 130,250	$ 132,683	$ 134,026	$ 133,890
Plus: Total Non-interest income	46,489	44,774	45,839	43,137	46,137
Less: Investment securities gains	(2,415)	(1,730)	(776)	(947)	(76)
Denominator	$ 171,519	$ 173,294	$ 177,746	$ 176,216	$ 179,951
Efficiency ratio	68.9%	68.8%	66.6%	68.3%	67.6%

	Three Months Ended				
	Jun 30 2015	Sep 30 2015	Dec 31 2015	Mar 31 2016	Jun 30 2016
	(dollars in thousands)				
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income	$ 36,680	$ 34,251	$ 38,535	$ 38,257	$ 39,750
Plus: Intangible amortization, net of tax	69	3	4	-	-
Numerator	$ 36,749	$ 34,254	$ 38,539	$ 38,257	$ 39,750
Average shareholders' equity	$ 2,031,788	$ 2,022,829	$ 2,036,769	$ 2,058,799	$ 2,089,915
Less: Average goodwill and intangible assets	(531,618)	(531,564)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,500,170	$ 1,491,265	$ 1,505,213	$ 1,527,243	$ 1,558,359
Return on average common shareholders' equity (tangible), annualized	9.83%	9.11%	10.16%	10.07%	10.26%

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NON-GAAP RECONCILIATION (CON’T) 13 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2015 2015 2015 2016 2016 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,024,817$ 2,025,904$ 2,041,894$ 2,073,309$ 2,106,997$ Less: Intangible assets (531,567) (531,562) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,493,250$ 1,494,342$ 1,510,338$ 1,541,753$ 1,575,441$ Total assets 17,365,462$ 17,838,059$ 17,914,718$ 18,122,254$ 18,479,697$ Less: Intangible assets (531,567) (531,562) (531,556) (531,556) (531,556) Total tangible assets (denominator) 16,833,895$ 17,306,497$ 17,383,162$ 17,590,698$ 17,948,141$ Tangible Common Equity to Tangible Assets 8.9% 8.6% 8.7% 8.8% 8.8% Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2015 2015 2015 2016 2016 Pre-Provision Net Revenue Net interest income 122,920$ 125,694$ 127,799$ 129,054$ 128,916$ Non-interest income 46,489 44,774 45,839 43,137 46,137 Less: Investment securities gains (2,415) (1,730) (776) (947) (76) Total Revenue 166,994 168,738 172,862 171,244 174,977 on-interest expense 118,354 124,889 118,439 120,413 121,637 Less: Loss on redemption of TruPS - (5,626) - - - Total Non-interest expense, as adjusted 118,354 119,263 118,439 120,413 121,637 Pre-Provision Net Revenue 48,640$ 49,475$ 54,423$ 50,831$ 53,340$ Three Months Ended (dollars in thousands) (in thousands)

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